                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                January 17, 2002

                         CENTRA FINANCIAL HOLDINGS, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

 West Virginia                      333-93437                    55-0770610
---------------              ------------------------          ----------------
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

       Registrant's telephone number, including area code: (304) 598-2000


Item 9.  Regulation FD Disclosure

         On January 17, 2002, Centra Financial Holdings, Inc. reported its earnings for its fourth quarter and twelve months ended December 31, 2001, as described in the press release attached as Exhibit 99 and incorporated herein by reference.

Item 7.  Exhibits

         (c)      Exhibits.

                  99 - Press Release dated January 17, 2002

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2002                              Centra Financial Holdings, Inc.


                                              By /s/ Douglas J. Leech
                                                 ----------------------------
                                                 Douglas J. Leech, President and
                                                 Chief Executive Officer